Exhibit 10.3

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of April 27, 2004 (this “Amendment”) among GCA HOLDINGS, L.L.C., a Delaware limited liability company that shall, as of the Amendment and Assumption Effective Date referred to below, be converted into a Delaware corporation named GCA HOLDINGS, INC. (“Holdings”), GLOBAL CASH ACCESS, L.L.C., a Delaware limited liability company (the “Borrower”), the banks and other financial institutions from time to time party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

Holdings, the Borrower, the Lenders, Bank of America, N.A, as Lender and as L/C Issuer, and the Administrative Agent are parties to a Credit Agreement dated as of March 10, 2004 (the “Credit Agreement”).

Holdings has advised the Lenders that it will be converted from a limited liability company to a corporation pursuant to Section 265 of the Delaware General Corporation Law and Section 18-216 of the Delaware Limited Liability Company Act (the “Conversion”) and that one Business Day prior to the Conversion, M&C International intends to (a) reconstitute a portion of Holdings’ common Equity Interests held by it into newly-authorized preferred Equity Interests of Holdings (having rights and preferences to be set forth in the LLC Agreement), which preferred Equity Interests will represent 55% of the Equity Interests of Holdings on a fully-diluted basis and (b) sell such preferred Equity Interests to one or more Affiliates of Summit Partners, L.P. and to certain other unrelated investors (the transactions described in the foregoing sentence are referred to herein as the “Summit Equity Investment”). Upon consummation of the Summit Equity Investment, the Summit Investors (as hereinafter defined) will own at least 35% (but in no event more than 50%) of the Equity Interests of Holdings on a fully-diluted basis and M&C International will own 40.01% of the Equity Interests of Holdings on a fully-diluted basis.

Holdings has further advised the Lenders that following the Amendment and Assumption Effective Date (as defined below) and in connection with the Summit Equity Investment, the Borrower may be converted from a limited liability company to a corporation pursuant to and in accordance with the requirements of the definition of “Permitted C-Corp Reorganization” in the Credit Agreement.

In connection with the Conversion and the Summit Equity Investment, Holdings and the Borrower have requested that the Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders signatory hereto, which Lenders collectively constitute the Required Lenders referred to in the Credit Agreement, have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, Holdings, the Borrower and the Lenders signatory hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions; Amendments to the Defined Terms. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Amendment.

(a) Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Borrower contained herein, as of the Amendment Effective Date, the following definitions are added to Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Amendment” has the meaning set forth in the preamble of Amendment No. 1, dated as of April 27, 2004, to this Agreement.

“Conversion” has the meaning set forth in the recitals of Amendment No. 1, dated as of April 27, 2004, to this Agreement.

“Certificate of Incorporation” means the Certificate of Incorporation of Holdings that sets forth the rights and preferences of the Class A Preferred Stock, par value $.01 per share, the Class B Preferred Stock, par value $0.01 per share, the Class A Common Stock, par value $.01 per share and the Class B Common Stock, par value $0.01 per share, as the same may be amended, modified or supplemented form time to time in accordance with the provisions thereof and of this Agreement.

“Summit Equity Investment” has the meaning set forth in the recitals of the Amendment No. 1, dated as of April 27, 2004, to this Agreement.

“Summit Equity Investment Documents” means the Securities Purchase and Exchange Agreement, dated as of April 21, 2004, among Holdings, M&C International, the Summit Investors and the other purchasers named therein, including all exhibits and schedules thereto, the Certificate of Incorporation, the Stockholders Agreement and all other agreements, documents and instruments relating to the Summit Equity Investment, in each case as the same may be amended, modified or supplemented form time to time in accordance with the provisions thereof and of this Agreement.

“Summit Investors” means one or more investment funds directly or indirectly administered or managed by Summit Partners, L.P.

(b) In addition, subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Borrower contained herein:

(i) the definitions of the “Change of Control” and the “Equity Investor Group” contained in Section 1.01 of the Credit Agreement, as of the Amendment Effective Date, are hereby deleted in their entirety and replaced with the following definitions inserted in Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Change of Control” means the occurrence of any of the following events:

(i) Prior to a Qualifying IPO, (A) Holdings shall cease to own directly 100% of the Equity Interests of the Borrower, on a fully-diluted basis assuming the conversion and exercise of all outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable), (B) M&C International shall cease to own beneficially, directly or indirectly, at least 40% of the Equity Interests of Holdings on a fully-diluted basis as set forth in clause (i)(A) above but without regard to any equity incentive plan adopted by Holdings that dilutes all holders of the Equity Interests of Holdings pro rata; provided that in no event M&C International shall cease to own beneficially, directly or indirectly, at least 35% of the Equity Interests of Holdings on a fully-diluted basis, taking into account such equity incentive plan, (C) the Permitted Investors shall cease to own beneficially, directly or indirectly, at least 51% of the Equity Interests of M&C International on a fully-diluted basis as set forth in clause (i)(A) above, (D) the Summit Investors shall cease to own beneficially, directly or indirectly, at least 50% in the aggregate of the Equity Interests of Holdings held by the Summit Investors as of the date of the Summit Equity Investment, (E) M&C International and the Summit Investors collectively shall cease to own beneficially, directly or indirectly, at least a majority of the Equity Interests of Holdings on a fully-diluted basis as set forth in clause (i)(A) above or (F) the failure at any time of the Equity Investor Group to control, whether through the ownership of voting securities, by contract or otherwise, a majority of the seats on the board of directors (or Persons performing similar functions) of Holdings; or

(ii) after a Qualifying IPO, (A) Holdings shall cease to own directly 100% of the Equity Interests of the Borrower on a fully-diluted basis assuming the conversion and exercise of all outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable), (B) (x) any “person” or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) (other than M&C International or the Summit Investors) has become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have “beneficial ownership” of all securities that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 35% or more of the Equity Interests of Holdings on a fully-diluted basis as set forth in clause (ii)(A) above, and (y) such Person or group is or becomes, directly or indirectly, the beneficial owner of a greater percentage of the voting power of the Equity Interests of Holdings, calculated on a fully-diluted basis as set forth in clause (ii)(A) above, than the percentage of the voting power of the Equity Interests of Holdings having ordinary voting power owned by M&C International and the Summit Investors, or (c) the Permitted Investors shall cease to own beneficially, directly or indirectly, at least 51% of the Equity Interests of M&C International on a fully-diluted basis as set forth in clause (ii)(A) above; or

(iii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the board of directors (or persons performing similar functions) of Holdings together with any new members of such board of directors (A) whose elections by such board of directors or whose nominations for election by the members of Holdings was approved by a vote a majority of the members of such board of directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved or (B) elected by the Equity Investor Group, cease for any reason to constitute a majority of the directors of Holdings still in office; or

(iv) a “change of control” (as defined in the Senior Subordinated Note Indenture) occurs.

“Equity Investor Group” means M&C International, the Summit Investors and one or more other investors reasonably acceptable to the Administrative Agent.

(ii) the definitions of “Holdings” and the “LLC Agreement” contained in Section 1.01 of the Credit Agreement, as of the Amendment and Assumption Effective Date, are hereby deleted in their entirety and replaced with the following definitions inserted in Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Holdings” means GCA Holdings, Inc., a Delaware corporation, and its successors.

“Stockholders Agreement” means the Stockholders Agreement of Holdings, dated as of May 13, 2004, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and of this Agreement.

ARTICLE II

AMENDMENT OF THE SENIOR FINANCE DOCUMENTS TO REFLECT CONVERSION

(a) All references to GCA Holdings, L.L.C. in the Senior Finance Documents are hereby replaced, as of the Amendment and Assumption Effective Date, with the references to, and after the Amendment and Assumption Effective Date shall mean, GCA Holdings, Inc. All references to Holdings as a Delaware limited liability company are hereby replaced, as of the Amendment and Assumption Effective Date, with the references to Holdings as a Delaware corporation.

ARTICLE III

AMENDMENT TO THE CREDIT AGREEMENT

Section 3.01 Amendments to Article VII of the Credit Agreement. Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Borrower contained herein:

(a) Section 7.08(a) of the Credit Agreement is hereby amended, as of the Amendment Effective Date, by adding the following parenthetical before the period at the end thereof:

“(it being understood and agreed that the amendment to the Vault Cash Agreement permitting the conversion of Borrower to a corporation and the Summit Equity Investment shall not be deemed to be adverse to the Borrower)”;

(b) Section 7.09 of the Credit Agreement is hereby amended, as of the Amendment Effective Date, by adding the words “and the transactions contemplated pursuant to the Summit Equity Investment Documents as in effect on the date of the closing of the Summit Equity Investment” before the semicolon at the end of clause (iv) thereof; and

(c) Section 7.10 of the Credit Agreement is hereby amended, as of the Amendment and Assumption Effective Date, by (x) replacing the words “the LLC Agreement” in the last parenthetical of the first sentence thereof with the words “the Stockholders Agreement” and (y) adding the following proviso before the period at the end of the first sentence thereof:

“; provided that the foregoing provisions shall not prohibit Holdings from (x) consummating the Conversion, (y) filing the Certificate of Incorporation with the Delaware Secretary of State on the date of the Conversion, and (z) terminating the Amended and Restated Limited Liability Company Agreement of Holdings and adopting the Stockholders Agreement on the date of the Conversion, in each case solely to permit the Summit Equity Investment and the Conversion”.

ARTICLE IV

WAIVER CERTAIN NOTICES UNDER COLLATERAL DOCUMENTS

Section 4.01 Security Agreement. The Lenders hereby authorize the Collateral Agent to waive, and the Collateral Agent hereby waives, the 30 day notice required by Section 4.02 of the Security Agreement in connection with Holdings converting to a corporation pursuant to the Conversion in the manner specified herein.

Section 4.02 Pledge Agreement. The Lenders hereby authorize the Collateral Agent to waive, and the Collateral Agent hereby waives, the 30 day notice required by Section 4.03 of the Pledge Agreement in connection with Holdings converting to a corporation pursuant to the Conversion in the manner specified herein.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01 Conditions to Effectiveness of this Amendment Upon Summit Equity Investment. The amendments and waivers contained in Sections 1.01(a), 1.01(b)(i), 3.01(a) and 3.01(b) of this Amendment, shall become effective on the date (the “Amendment Effective Date”) upon which the last of the following conditions shall have been satisfied:

(a) Execution and Delivery of this Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower and the Required Lenders.

(b) Acknowledgement. The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Persons (other than Holdings and the Borrower) who are or are required by the Senior Finance Documents to be Loan Parties.

(c) Consents, etc. All approvals, consents, exemptions, authorizations, or other actions by, or notice to, or filings with, any Governmental Authority or any other Person necessary or required in connection with consummation of the Summit Equity Investment shall have been obtained and the Administrative Agent shall have received evidence reasonably satisfactory to it of the foregoing.

(d) Senior Subordinated Note Indenture. The Administrative Agent shall have received a written opinion of Morrison & Foerster LLP, special counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and each Lender, dated the Amendment and Assumption Effective Date, in form and substance satisfactory to the Administrative Agent, to the effect that, after giving effect to the Summit Equity Investment, no Change of Control (as defined in the Senior Subordinated Note Indenture) will have occurred under the Senior Subordinated Note Indenture.

(e) Payment of Expenses. All costs and expenses due to the Administrative Agent and the Lenders on or before the Amendment and Assumption Effective Date pursuant to the Senior Finance Documents shall have been paid.

(f) Counsel Fees. Fried, Frank, Harris, Shriver & Jacobson LLP shall have received full payment from the Borrower of its fees and expenses described in Section 7.05 of this Amendment which are billed through the Amendment and Assumption Effective Date.

(g) Summit Equity Investment Documents. The Administrative Agent shall have received true and correct copies of all Summit Equity Investment Documents, certified as such by an appropriate officer of the Borrower, and all terms and conditions of the Summit Equity Investment Documents shall be in form and substance reasonably satisfactory to the Administrative Agent. The Summit Equity Investment, including all of the terms and conditions thereof, shall have been duly approved by the board of directors or management committees, as the case may be, and (if required by applicable law) the shareholders or members, as the case may be, of the Group Companies party thereto, and all Summit Equity Investment Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. Each of the conditions precedent to the Group Companies’ obligations to consummate the Summit Equity Investment as set forth in the Summit Equity Investment Documents shall have been satisfied to the reasonable satisfaction of the Administrative Agent or waived with the consent of the Administrative Agent, such consent not to be unreasonably withheld.

(h) Other. The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent.

Section 5.02 Conditions to Effectiveness of this Amendment Upon Conversion. The amendments and waivers contained in this Amendment other than those referred to in the first sentence of Section 5.01 hereof, shall become effective on the date (the “Amendment and Assumption Effective Date”) upon which the last of the following conditions shall have been satisfied:

(a) Conversion and Assumption. The Conversion shall have been consummated as described in the recitals to this Amendment and the Administrative Agent shall have received counterparts of an Assumption Agreement, substantially in the form of Exhibit B hereto, duly executed by Holdings.

(b) Financing Statements. The Administrative Agent shall have received appropriate amendments (on Form UCC-3 or such other financing statements or similar notices as shall be required by local law) to the UCC-1 financing statements heretofore filed by the Collateral Agent in the State of Delaware, fully executed for filing under the Uniform Commercial Code, to maintain the perfection of the security interests created by the Collateral Documents.

(c) Organizational Documents. The Administrative Agent shall have received: (A) a copy of the Organization Documents, including all amendments thereto, of Holdings, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate as to the good standing of Holdings from such Secretary of State, as of a recent date; (B) a certificate as to the good standing of Holdings, as of a recent date, from the Secretary of State of the State of Delaware together, to the extent generally available, with a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of such jurisdiction; (C) a certificate of the Secretary or Assistant Secretary of Holdings dated the Amendment and Assumption Effective Date and certifying (w) that the Organization Documents of Holdings have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (A) above; (x) that attached thereto is a true and complete copy of the limited liability company agreement of Holdings as in effect on the Amendment and Assumption Effective Date and at all times since a date prior to the date of the resolutions described in clause (y) below, (y) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of Holdings authorizing the execution, delivery and performance of this Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (z) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of Holdings.

(d) Consents, etc. All approvals, consents, exemptions, authorizations, or other actions by, or notice to, or filings with, any Governmental Authority or any other Person necessary or required in connection with consummation of the Conversion shall have been obtained and the Administrative Agent shall have received evidence reasonably satisfactory to it of the foregoing.

(e) Amendment Effective Date. The Amendment Effective Date shall have occurred.

(f) Other. The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent.

Section 5.03 General Conditions. All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Amendment or in any other document delivered in connection therewith shall be reasonably satisfactory in form and substance to the

Administrative Agent and its counsel, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent or any Lender may reasonably have requested, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. The documents referred to in this Section shall be delivered to the Administrative Agent no later than the Amendment Effective Date with respect to the Summit Equity Investment and no later than the Amendment and Assumption Effective Date with respect to all other transactions contemplated by this Amendment or any other document delivered in connection therewith.

Section 5.04 Effects of this Amendment.

(a) On the Amendment Effective Date, the Credit Agreement and the other Senior Finance Documents will be automatically amended to reflect the amendments thereto provided for in Sections 1.01(a), 1.01(b)(i), 3.01(a) and 3.01(b) of this Amendment. On and after the Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement and the other Senior Finance Documents, as amended by Sections 1.01(a), 1.01(b)(i), 3.01(a) and 3.01(b) of this Amendment; provided that the rights and obligations of the parties hereto with respect to the period prior to the Amendment Effective Date shall be governed by the provisions of the Credit Agreement and the other Senior Finance Documents. Once the Amendment Effective Date has occurred, all references to the Credit Agreement or to any other Senior Finance Document in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement or to such other Senior Finance Document, as the case may be, as amended by Sections 1.01(a), 1.01(b)(i), 3.01(a) and 3.01(b) of this Amendment. Promptly after the Amendment Effective Date occurs, the Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

(b) On the Amendment and Assumption Effective Date, the Credit Agreement and the other Senior Finance Documents will be automatically amended to reflect the amendments thereto provided for in this Amendment. On and after the Amendment and Assumption Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement and the other Senior Finance Documents, as amended by this Amendment; provided that the rights and obligations of the parties hereto with respect to the period after the Amendment Effective Date and prior to the Amendment and Assumption Effective Date shall be governed by the provisions of the Credit Agreement and the other Senior Finance Documents as provided in the second sentence of Section 5.04(a) hereof. Once the Amendment and Assumption Effective Date has occurred, all references to the Credit Agreement or to any other Senior Finance Document in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement or to such other Senior Finance Document, as the case may be, as amended by this Amendment. Promptly after the Amendment and Assumption Effective Date occurs, the Administrative Agent shall notify the Borrower and the Lenders of the Amendment and Assumption Effective Date, and such notice shall be conclusive and binding on all parties hereto.

(c) Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Senior Finance Document or of any other term or condition of the Credit Agreement or any other Senior Finance Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Senior Finance Documents, as amended or supplemented to date (including by means of this Amendment).

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties. In order to induce the Lenders to consent to the amendments and waivers contained herein and to enter into this Amendment, each of Holdings and the Borrower represents and warrants as set forth below:

(a) After giving effect to this Amendment, the amendment of certain provisions of the Credit Agreement and the other Senior Finance Documents do not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Senior Obligations, whether heretofore or hereafter incurred. Except as set forth in Section 5.02(b) of this Amendment, the amendment of certain provisions of the Credit Agreement and the other Senior Financing Documents effected pursuant to this Amendment do not require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the amendment of certain provisions of the Credit Agreement and the other Senior Finance Documents effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

(b) Each of Holdings and the Borrower reaffirms as of each of the Amendment Effective Date and the Amendment and Assumption Effective Date its covenants and agreements contained in the Credit Agreement and each Collateral Document and other Senior Finance Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment on the Amendment Effective Date and the Amendment and Assumption Effective Date, respectively. Each of Holdings and the Borrower further confirms that each such Senior Finance Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects, except as such Senior Finance Documents may be modified by this Amendment.

(c) Both immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement and each other Senior Finance Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); provided that the representations and warranties set forth in Section 5.22 of the Credit Agreement are supplemented by the representations and warranties set forth in clause (d) below.

(d) (i) Part 1 of Schedule A to this Amendment sets forth a true and accurate list as of the Amendment Effective Date of each holder of any Equity Interest or Equity Equivalent of Holdings, indicating the name of each such holder and the Equity Interest or Equity Equivalent held by each such Person. Except as set forth on Part 1 of Schedule A, as of the Amendment Effective Date, there are no shareholders or members, as the case may be, agreements or other agreements pertaining to the Equity Investor Group’s beneficial ownership of the Equity Interests of Holdings, including any agreement that would restrict the Equity Investor Group’s right to dispose of such Equity Interests and/or its right to vote such Equity Interests.

(ii) Part 2 of Schedule A to this Amendment sets forth a true and accurate list as of the Amendment and Assumption Effective Date of each holder of any Equity Interest or Equity Equivalent of Holdings, indicating the name of each such holder and the Equity Interest or Equity Equivalent held by each such Person. Except as set forth on Part 2 of Schedule A, as of the Amendment and Assumption Effective Date, there are no shareholders or members, as the case may be, agreements or other agreements pertaining to the Equity Investor Group’s beneficial ownership of the Equity Interests of Holdings, including any agreement that would restrict the Equity Investor Group’s right to dispose of such Equity Interests and/or its right to vote such Equity Interests.

(e) This Amendment constitutes the legal, valid and binding obligation of each of Holdings and the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(f) The parties signatory to the Acknowledgment and Agreement delivered pursuant to Section 5.01(b) of this Amendment constitute all of the Persons who (together with Holdings and the Borrower) are or are required under the terms of the Senior Finance Documents to be Loan Parties.

(g) The written statements and information contained in this Amendment and the other documents, certificates and statements furnished to the Administrative Agent and the Lenders on or prior to the Amendment and Assumption Effective Date by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Amendment, taken as a whole, do not, as of the Amendment and Assumption Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 7.02 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

Section 7.03 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.04 Governing Law; Entire Agreement. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Amendment and the other Senior Finance Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Section 7.05 Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent.

Section 7.06 Senior Finance Document Pursuant to Credit Agreement. This Amendment is a Senior Finance Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HOLDINGS:	GCA HOLDINGS, L.L.C.

	By:	/S/ KIRK SANFORD
	Name:	Kirk Sanford
	Title:	Chief Executive Officer

BORROWER:	GLOBAL CASH ACCESS, L.L.C.

	By:	/S/ KIRK SANFORD
	Name:	Kirk Sanford
	Title:	Chief Executive Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/S/ GINA MEADOR
	Name:	Gina Meador
	Title:	Vice President

L/C ISSUER, SWING LINE LENDER and LENDER:	BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and a Lender

	By:	/S/ JUSTIN LIEN
	Name:	Justin Lien
	Title:	Vice President

LENDER:	[LENDER NAME][1]

By:
Name:
Title:

[1]	Each Lender will have a separate signature page.

EXHIBIT A

ACKNOWLEDGEMENT AND AGREEMENT

Each Loan Party listed below hereby acknowledges that it has reviewed the Amendment No. 1 to the Credit Agreement to which this Acknowledgement and Agreement is attached as an exhibit (the “Amendment”) and hereby consents to the execution, delivery and performance thereof by each of Holdings and the Borrower. Each Loan Party hereby further acknowledges that it has reviewed the Assumption Agreement (the “Assumption Agreement”) attached as an exhibit to the Amendment and hereby consent to the execution, delivery and performance thereof by Holdings. Each Loan Party hereby confirms its obligation under each Senior Finance Document to which it is a party and agrees that, after giving effect to the Amendment and to the Assumption Agreement, neither the modification of the Credit Agreement or any other Senior Finance Document effected pursuant to the Amendment and the Assumption Agreement, nor the execution, delivery, performance or effectiveness of the Amendment, the Assumption Agreement or any other Senior Finance Document impairs the validity or effectiveness of any Senior Finance Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Senior Finance Document to which it is a party or by which it is otherwise bound. Each Loan Party hereby further agrees that the Liens created pursuant to the Senior Finance Documents continue unimpaired with the same enforceability and priority to secure repayment of all Loans and other obligations arising thereunder, whether heretofore or hereafter incurred. Each Loan Party represents and warrants that neither the modification of the Credit Agreement or any other Senior Finance Document effected pursuant to the Amendment and the Assumption Agreement, nor the execution, delivery, performance or effectiveness of the Amendment, the Assumption Agreement or any other Senior Finance Document requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens, except for the filings referred to in Section 5.02(b) of the Amendment. Under the foregoing circumstances, the position of the Administrative Agent and the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Senior Finance Documents, and the ability of the Administrative Agent to enforce the provisions of the Senior Finance Documents and to realize upon such Liens pursuant to the terms of the Senior Finance Documents, have not been adversely affected in any material respect by the modification of the Credit Agreement, the modification of any other Senior Finance Document effected pursuant to the Amendment and the Assumption Agreement or the execution, delivery, performance or effectiveness of the Amendment and the Assumption Agreement.

GLOBAL CASH ACCESS FINANCE CORPORATION

By:
Name:	Kirk Sanford
Title:	Chief Executive Officer

CCI ACQUISITION, LLC

By:
Name:	Kirk Sanford
Title:	Chief Executive Officer

CENTRAL CREDIT, LLC

By:
Name:	Kirk Sanford
Title:	Chief Executive Officer

EXHIBIT B

ASSUMPTION AGREEMENT

(a) This Assumption Agreement (this “Assumption Agreement”) is made as of _____ __, 2004 by GCA HOLDINGS, INC., a Delaware corporation, in favor of the Administrative Agent, the Collateral Agent and the Lenders referred to below pursuant to the Amendment No. 1 to the Credit Agreement (as so amended and as may be further amended, supplemented and modified from time to time, the “Credit Agreement”, the capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement), dated as of March 10, 2004, among GCA Holdings, L.L.C., a Delaware limited liability company (“Holdings”), Global Cash Access, L.L.C., a Delaware limited liability company (the “Borrower”), the banks and other financial institutions from time to time party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

(b) GCA Holdings, Inc., hereby assumes, with the same force and effect as if GCA Holdings, Inc. had been originally named as Holdings in the Credit Agreement, the obligations of Holdings under the Credit Agreement, the Guaranty, the Security Agreement, the Pledge Agreement and all other Senior Finance Documents to which Holdings is a party and accepts assignment by the Conversion. GCA Holdings, Inc. hereby covenants, promises and agrees to pay, perform, comply with, and otherwise be bound by, all Senior Obligations to be paid, performed by, complied with, or binding on, Holdings under the Credit Agreement, the Guaranty, the Security Agreement, the Pledge Agreement and any other Senior Finance Document to which Holdings is a party at the times and in the manner, and in all respects as therein provided.

(c) GCA Holdings, Inc. represents and warrants that neither the modification of the Credit Agreement or any other Senior Finance Document effected pursuant to this Assumption Agreement nor the execution, delivery, performance or effectiveness of this Assumption Agreement or any other Senior Finance Document requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens, except for the filings referred to in Section 5.02(b) of the Amendment No. 1 to the Credit Agreement. Under the foregoing circumstances, the position of the Administrative Agent and the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Senior Finance Documents, and the ability of the Administrative Agent to enforce the provisions of the Senior Finance Documents and to realize upon such Liens pursuant to the terms of the Senior Finance Documents, have not been adversely affected in any material respect by the modification of the Credit Agreement, the modification of any other Senior Finance Document effected pursuant to this Assumption Agreement or the execution, delivery, performance or effectiveness of this Assumption Agreement.

(d) This Assumption Agreement is a Senior Finance Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

(e) This Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF HOLDINGS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

IN WITNESS WHEREOF, Holdings has caused this Assumption Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

HOLDINGS:	GCA HOLDINGS, L.L.C.

	By:	/s/ KIRK SANFORD
	Name:	Kirk Sanford
	Title:	Chief Executive Officer

BORROWER:	GLOBAL CASH ACCESS, L.L.C.

	By:	/s/ KIRK SANFORD
	Name:	Kirk Sanford
	Title:	Chief Executive Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A. as Administrative Agent

	By:	/s/ GINA MEADOR
	Name:	Gina Meador
	Title:	Vice President

L/C ISSUER, SWING LINE LENDER and LENDER:	BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and a Lender

	By:	/s/ JUSTIN LIEN
	Name:	Justin Lien
	Title:	Vice President

SCHEDULE A

PART 1

Equity Ownership – Immediately Prior to Conversion

Name	Equity Interest	Percentage Ownership
M&C International	220.055 Class A Common Units	40.01%

Bank of America Corporation	24.370 Class A Common Units 3.075 Class B Common Units	4.99%

Entities affiliated with Summit Partners and Tudor Investment Corporation or their assignees	244.000 Class A Preferred Units 58.5 Class B Preferred Units	55.00%

Securities Purchase and Exchange Agreement by and among the Purchasers named therein, M&C International, Bank of America Corporation and the other persons named therein.

Second Amended and Restated Limited Liability Company Agreement of GCA Holdings, L.L.C. dated as of May 13, 2004

Stockholders Agreement dated as of May 13, 2004 by and among GCA Holdings, L.L.C. and its members.

PART 2

Equity Ownership – Immediately After Conversion

Name	Equity Interest	Percentage Ownership
M&C International	220.055 shares of Class A Common Stock	40.01%

Bank of America Corporation	24.370 shares of Class A Common Stock 3.075 shares of Class B Common Stock	4.99%

Entities affiliated with Summit Partners and Tudor Investment Corporation or their assignees	244.000 shares of Class A Preferred Stock 58.5 shares of Class B Preferred Stock	55.00%

Securities Purchase and Exchange Agreement by and among the Purchasers named therein, M&C International, Bank of America Corporation and the other persons named therein.

Stockholders Agreement dated as of May 13, 2004 by and among GCA Holdings, Inc. and its stockholders.